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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 30, 1997


                       THE BOEING COMPANY
     (Exact name of registrant as specified in its charter)



DELAWARE                       1-442                91-0425694
(State or other        (Commission File Number)   (IRS Employer
jurisdiction of                                   Identification No.)
incorporation)


                  7755 East Marginal Way South
                      Seattle, Washington
            (address of principal executive offices)



Registrant's telephone number, including area code:  (206) 655-2121

                              N/A
 (Former name or former address, if changed since last report)


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


ITEM 5.  OTHER EVENTS.

          On July 30, 1997, the proposed merger between a subsidiary of The Boeing Company and McDonnell Douglas Corporation received final approval from the European Commission.

          A copy of the press release issued by The Boeing Company on July 30, 1997 with respect to the receipt of the European Commission's final approval is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired:

         Not applicable.

         (b) Pro forma financial information:

         Not applicable.

         (c) Exhibits:


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         EXHIBIT
           NO.                      DESCRIPTION
         ---------                  -----------

          99.1 Press Release issued by The Boeing Company on July 30, 1997.

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


                               SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 30, 1997        THE BOEING COMPANY



                                  By:  /s/Theodore J. Collins
                                       ----------------------
                                       Senior Vice President and
                                       General Counsel

                             EXHIBIT INDEX


         The following exhibits are filed herewith:

========================= ===========================================

         EXHIBIT
           NO.                               DESCRIPTION
         -------                             -----------
          99.1            Press Release issued by The Boeing Company
                          on July 30, 1997.
========================= ===========================================

             BOEING AND MCDONNELL DOUGLAS MERGER RECEIVES
                FINAL APPROVAL FROM EUROPEAN COMMISSION


          SEATTLE (July 30, 1997) - The Boeing Company today announced that it had received final approval from the European Commission on its proposed merger with McDonnell Douglas.

          "It is great to have this final hurdle behind us," Boeing Chairman and Chief Executive Officer Phil Condit said. "We can now put our total focus on Monday, August 4, when we begin operations as the new Boeing Company."

          The European Commission issued a positive opinion of the Boeing and McDonnell Douglas merger on Wednesday, July 23. That followed an unconditional approval by the U.S. Federal Trade Commission, which was announced on July 1. Shareholders from both Boeing and McDonnell Douglas approved the merger at separate meetings on July 25.

          The merger of the two companies will become official on Friday, Aug. 1, with operations of the new Boeing Company beginning on Monday, Aug. 4.


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Contact:  Jerry Hendin (International Media) (206-544-0077)
                             or
          Sherry Nebel (Domestic Media) (206-655-6123)